UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2016 (November 21, 2016)
____________________________________________________________
TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Ms. Kerri L. Fox, Mr. Edward Hall and Mr. Marc S. Rosenberg to the Board

On November 21, 2016, the Board of Directors (the “Board”) of TerraForm Power, Inc. (the “Company”) voted to elect Ms. Kerri L. Fox, Mr. Edward “Ned” Hall and Mr. Marc S. Rosenberg to be members of the Board effective immediately. Certain biographical and other information with respect to Ms. Fox, Mr. Hall and Mr. Rosenberg is set forth below. The Company believes that each of the new directors qualify as independent directors under applicable stock exchange rules.

In connection with their election to the Board, Ms. Fox, Mr. Hall and Mr. Rosenberg will each receive restricted stock units representing 11,300 shares of the Company’s class A common stock (the “RSUs”). The RSUs, which were granted pursuant to the Company’s 2014 Second Amended and Restated Long-Term Incentive Plan, dated as of April 11, 2014 (the “Long-Term Incentive Plan”), are subject to the terms and conditions set forth in the Restricted Stock Unit Award Agreement (each a “RSU Award Agreement”) to be entered into between the Corporation and each new director. Pursuant to the RSU Award Agreements, the RSUs will vest in full on the earliest of (i) May 25, 2017, (ii) the date the new director resigns with the consent of the Board, (iii) the date the new director is removed from the Board without cause, or (iv) the date of a Change in Control (as defined in the Long-Term Incentive Plan). Ms. Fox, Mr. Hall and Mr. Rosenberg will also earn annual fees for their service as directors and members of any committees of the Board on which they may serve. Such annual fees for service as a director will not be prorated for service in 2016. No Board committee appointment or related fee arrangement for serving as a Board committee member has yet been determined for the new directors.

Biography of Ms. Fox

Ms. Fox, age 48, has more than 20 years of experience structuring and executing financings for energy and infrastructure projects globally, including multiple wind and solar transactions. Until September 2016, Ms. Fox served as Managing Director and Head, Project Finance, North America for BBVA Securities Inc. Prior to joining BBVA, Ms. Fox ran the Global Export and Project Finance business for Fortis Capital Corp. from New York, and held various roles in the Structured and Project Finance Group at Deutsche Bank. Ms. Fox began her career as an attorney at Milbank, Tweed, Hadley & McCloy. She currently also serves on the Board of Directors of Alterra Power Corp., a Vancouver-based developer, owner and operator of wind, solar, hydro and geothermal assets. Ms. Fox has a JD from Harvard Law School and an AB in International Relations and Russian Studies from Brown University.

Biography of Mr. Hall

Mr. Hall, age 57, currently serves as an independent director and member of the Nominating and Governance Committee of the board of directors of General Cable, a global leader in the development, design, manufacture, marketing and distribution of copper, aluminum and fiber optic wire and cable products for the energy, industrial, construction, specialty and communications markets. Mr. Hall also serves as a non-executive director of Globeleq, the leading independent power producer in sub-Saharan Africa. He is a member of the board of directors of Green Conversion Systems, a developer and operator of energy from waste facilities in North America, the Caribbean and South America. Mr. Hall is the Vice Chairman of Japan Wind Development Co., Ltd., a developer and operator of wind generation projects. From April 2013 until February 2015, Mr. Hall served as the Executive Vice President – Chief Operating Officer of Atlantic Power Corporation. Prior to Atlantic Power, Mr. Hall spent more than 24 years working in the energy sector at AES Corporation, a publicly traded global power company. While at AES Corporation, Mr. Hall held various positions including Managing Director, Global Business Development from 2003 to 2005; President, Wind Generation from 2005 to 2008; President, North America from 2008 to 2011; and Chief Operating Officer, Global Generation from 2011 to 2013. Mr. Hall previously served as a chairman of the board of American Wind Energy Association and as member of its board. Mr. Hall holds a Master of Science degree in Management from the MIT Sloan School of Management and a Bachelor of Science in Mechanical Engineering from Tufts University.

Biography of Mr. Rosenberg

Marc S. Rosenberg, age 58, spent over 23 years as a partner at Cravath, Swaine & Moore LLP, where he founded and co-chaired the firm’s Corporate Governance and Board Advisory Practice. Prior to his retirement in 2013, Mr. Rosenberg advised boards of directors, board committees and senior management in connection with crisis management, governmental investigations, corporate governance matters and other special situations. Mr. Rosenberg's legal practice also included extensive experience in mergers and acquisitions, financings and other corporate transactions. He currently serves as a Director Emeritus at New York Lawyers for the Public Interest, and previously served as a Director from 2011 to 2014. Mr. Rosenberg holds a J.D., from Harvard Law School, magna cum laude, and an A.B. from Princeton University, summa cum laude.

Item 7.01 Regulation FD Disclosure.

On November 23, 2016, the Company issued a press release announcing the election of Ms. Fox, Mr. Hall and Mr. Rosenberg to the Board. A copy of the press release is furnished herewith as Exhibit 99.1 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth for specific reference in such filing or document.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as an exhibit hereto, this Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1*	Press release, dated November 23, 2016, titled “TerraForm Power Announces Election of Three Independent Directors”

* Document furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: November 23, 2016	By:	/s/ Sebastian Deschler
	Name:	Sebastian Deschler
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1*	Press release, dated November 23, 2016, titled “TerraForm Power Announces Election of Three Independent Directors”

* Document furnished herewith